UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2010
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
As previously disclosed, in 2006 two stockholder derivative lawsuits were filed against Trident Microsystems, Inc. (the “Company”) itself, as a nominal defendant, and several of the Company’s current and former officers and directors in the United States District Court for the Northern District of California (the “District Court”). The two lawsuits were consolidated into a single action as In re Trident Microsystems Derivative Litigation, Master File No. C06-3440-JF, and plaintiffs filed an amended consolidated derivative complaint in March 2007 (the “Federal Derivative Action”). In February 2007, a stockholder derivative lawsuit was filed in the Santa Clara Superior Court on behalf of the Company and against each of the individual defendants named in the Federal Derivative Action and other additional current and former officers, directors and employees of the Company (the “State Derivative Action”, and together with the Federal Derivative Action, the “Derivative Actions”).
The plaintiffs in the Derivative Actions allege that certain of the Company’s current or former officers and directors caused the Company to grant options at less than fair market value, contrary to the Company’s public statements (including the Company’s financial statements), and that as a result those officers and directors are liable to the Company.
On October 20, 2009, certain parties to the Derivative Actions, including the plaintiffs, executed a Stipulation of Partial Settlement (the “Stipulation”), and such document was filed with the District Court. On February 2, 2010, the District Court entered an order preliminarily approving the proposed settlement and setting forth a process and scheduling a hearing for consideration of final approval of the proposed settlement (the “Preliminary Order”).
Pursuant to the Preliminary Order, the Company is filing this Form 8-K with the Stipulation of Partial Settlement attached hereto as Exhibit 99.1. In addition, the Company is required to publish a notice (the “Notice”) in various means, and is including the full text of the Notice, below.
The proposed settlement remains subject to final approval of the District Court.
TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF TRIDENT MICROSYSTEMS, INC. (“TRIDENT” OR THE “COMPANY”) AS OF JANUARY 31, 2010
In re Trident Microsystems Derivative Litigation, Master File No. C06-3440-JF
     PLEASE TAKE NOTICE that the above-captioned shareholder derivative litigation (the “Litigation”), as well as the action in Santa Clara Superior Court entitled Limke v. Lin, et al., Santa Clara Superior Court Case No. 1:07cv080390 (collectively, the “Derivative Actions”), are being settled with Glen Antle, Jung-Herng Chang, Shyur-Jen Paul Chien, Yasushi Chikagami, Charles Dickerson, John S. Edmunds, Richard Hegberg, Peter Jen, James Lindstrom, Gerry Liu, Leonard Liu, John Luke, Amir Mashkoori, Millard Phelps, W. Steven Rowe, and Richard Silverman on the terms set forth in a Stipulation of Partial Settlement dated October 20, 2009 (the “Stipulation”). The terms of the settlement set forth in the Stipulation (the “Settlement”) include: (1) cash payments by certain Trident officers totaling $1,744,909; (2) the waiver by certain Trident officers to claims against the Company with a value of $2,232,847.97 as determined by the Special Litigation Committee of the Trident Board (the “SLC”); and (3) Trident’s payment of Plaintiffs’ Counsel’s expenses in the amount of $750,000.
     IF YOU ARE A CURRENT OWNER OF TRIDENT COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.
     On March 26, 2010, at 9:00 a.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of California, San Jose Division, Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; and (2) whether the Derivative Actions should be dismissed on the merits and with prejudice.

     Any shareholder of Trident that objects to the Settlement of the Derivative Actions shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it is a shareholder of record or beneficial owner as of March 26, 2010. Any shareholder of Trident who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense or may appear on their own. However, no shareholder of Trident shall be heard at the Settlement Hearing unless no later than fourteen (14) days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and the SLC’s counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Trident. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
     If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court at the address below on or before March 12, 2010, with service on the following parties on or before March 12, 2010:

Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
280 South First Street
San Jose, CA 95113

Counsel for Federal Plaintiffs

Jeffrey D. Light
COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301

Robin Winchester
BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087

Counsel for State Plaintiff

Marc M. Umeda
ATTN: Client Relations Department
ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101

Counsel for Trident by Its Special Litigation Committee

John D. Pernick
BINGHAM McCUTCHEN LLP
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
     Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 619-231-1058. This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Federal Court and included as an exhibit to this Form 8K filed with the Securities and Exchange Commission. The Stipulation can also be viewed at www.tridentmicro.com.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Stipulation of Partial Settlement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 10, 2010

TRIDENT MICROSYSTEMS, INC.
/s/ David L. Teichmann
David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary